Exhibit 99.1

 Quantum-Si  Investor Update  March 8 2022

 Disclaimer  This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company's business; the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; our ongoing leadership transition; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the potential attributes and benefits of the Company's products and services; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that the Company is developing; the size and growth potential of the markets for the Company's future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company's products and services following anticipated commercial launch; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties discussed in the “Risk Factors” section of the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC), and risks described in other filings the Company may make with the SEC in the future. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

"I start each company to improve the life of somebody I love."

Dr. Jonathan M. Rothberg
Founder & Chairman
Interim CEO
Quantum-Si



QUANTUM SI

 We build ecosystems toDigitize MedicineApply Deep Learning Enabled AIDemocratize Healthcare     4

 We harness the power of semiconductor technology for   Speed  Simplicity  Scale  QUANTUM SI  5

 90%   Most diseases are linked to dysfunctional proteins, as humans share 99.9% of DNA sequence.   85% of the human proteome is currently undrugged2, potential for game changing drug development.   of FDA-approved drugs target a protein   Source(s): 1. The Human Proteome Tissue Atlas - Druggable Proteome, 2015, The Human Protein Atlas Project2. A Quest to Drug the Undruggable, June 2018, Chemical & Engineering News  QUANTUM SI  6  Protein modifications are real-time indicators of health and disease, making them ideal markers for disease, drug response and health.

 Current tools limit the use of protein biomarkers. Routine tests for Serum & Cerebrospinal Fluid (CSF) are constrained by number of analytes they can look at, sensitivity, and specificity.    thousands   research papers found   of protein biomarkers  100   yet less than   are routinely used in clinic1   150,000   QUANTUM SI  7  Source: 1.https://www.nature.com/articles/469156a

   We Understand Digital Technologies Transform Markets  Microarray  DNA Sequencing      Analog  Digital    Protein Sequencing  Digital  Affinity Arrays  20k genes  200k transcripts  1M+ proteoforms  1 cell  Analog

Analog vs Digital Approaches to Proteomics

	Analog Affinity-based Approaches Identify known proteins			Digital Sequencing-based Approaches Decode Novel Sequences		
	SomaLogic	Olink	Nautilus	Quantum-Si	Encodia	Erisyon
Detection Method	Aptamers	Antibodies	Aptamers / Antibodies	Direct Real-Time	N-terminal binding + Edman degradation with NGS readout	Side chain labeling + Edman degradation with scanning
Instrument Costs	$$-$$$ (NGS Optional)	$-$$$ (NGS Optional)	$$$	$	$$-$$$ (NGS Required)	$$
Run Costs	$$-$$$ (NGS Optional)	$-$$$ (NGS Optional)	$$-$$$	$	$$-$$$ (NGS Required)	$$
AA Sequencing	NO	NO	NO	YES	LIMITED	LIMITED
Read Length Scaling	N/A	N/A	N/A	HIGH	LOW	LOW
PTM Detection	? (Affinity Reagent)	? (Affinity Reagent)	? (Affinity Reagent)	SCALABLE	?	?
Notes	*Can't differentiate between proteoforms unless they create a specific affinity reagent			Kinetics for amino acids & PTMs	NGS erases quantitative information	Harsh acidic environment limits utility

QUANTUM SI 9

 Q-Si End-to-End Proteomics Solution   CARBON: $20,000Cartridge based sample preparation for Protein or DNA  PLATINUM: $70,000Real Time, Massively Parallel, Single Molecule  CONSUMABLES: $1,000/Each Library Prep & Protein Sequencing  Sample Prep  Sequencing & Cloud Analysis  Kitted Reagents & Chips

 Results  Library Prep  Loading  Enrichment  Sequencing  Analyze sequence to discover new proteins, decode amino acid sequence & post-translational modifications  Sequence by recognizing the amino acid at the end, removing it, and recognizing the next one  Immobilize peptides in wells (2 Million wells per chip)  Digest and add Linker for bar-coding and loading (multiple samples or single cell proteomics)  Workflow for Q-Si Next-Gen Protein Sequencing™  Enrich proteins of interest                                      F  L  Y  I                          AFVILVEDSDDFRSEFKSDDKLIVFFDSEFRELFDERKSLSAWDSELKSELKILCSF  AFVILVEDSDDFRSEFKSDDKLIVFFDSEFRELFDERKSLSAWDSELKSELKILCSF  AFVILVEDSDDFRSEFKSDDKLIVFFDSEFRELFDERKSLSAWDSELKSELKILCSF

   World’s First Massively Parallel Next-Gen Protein SequencingTM   Additional details are available in our preprint on bioRxiv         Library Preparation and Loading  Protein Sequencing  QUANTUM-SI

   The Magic Enabling Broad Coverage of the Proteome  While each protein is unique, the enzyme machines we engineer (aminopeptidases) have evolved to make all peptides behave the same in our system!  QUANTUM SI  13

                           Fits into existing proteomic workflow.   Universal Process for Protein Sequencing  Cells  Sub-cellular Fractionations  Chromatography  IP/Co-IP  Gel  Hormones  Peptide Antigens   Panels of Interest   Single Protein/Complex   C-Functionalization  Digestion | K-Functionalization    Post-Translational Modifications   Amino Acid Sequence   Protein Identification  Serum  Tissue    Spinal Fluid

 500+ Advanced Leads by Workflow  Estimates based on 50% IP/Co-IP, 30% Chromatography, and 20% Gel of 500+ advanced leads

Alzheimer's Risk Assessment


Enrich Beta Amyloid from CSF
Collect Cerebrospinal Fluid (CSF)
Sequence
LVFF
Healthy
LVLF
Plaque forming
CSF
Library Prep
Loading
Sequencing
Results

How can you test for early onset Disease?

Biological & Clinical Challenge:

- Less than 1% of Alzheimer's caused by an inherited single gene.
- Somatic mutations - mutations accumulated over a lifetime.

Technical Challenge:

- Source of mutation not known.
- Mass spec is expensive, inconsistent, and often not sensitive enough.

Solution:

- Sequencing of the peptides to identify changes in amino acid sequence.

QUANTUM-SI
16

Metabolic Disease


Enrich Insulin from blood
Insulin
Sequence
GFFYTPK
WT Insulin Peptide
GFLYTPK
Hyperproinsulinemia Insulin Peptide
VFFYTPK
PNDM Insulin Peptide
No action
Proinsulin/Insulin ratio monitoring,
Insulin resistance improvement therapy (pioglitazone)
Insulin supplement ther
Tissue / Biofluid
Library Prep
Loading
Sequencing
Results

How can you identify modification of critical peptide hormones?

Biological & Clinical Challenge:

- Heterogeneous populations of variants.

Technical Challenge:

- Accuracy of detection for small mass differences is not consistent by mass spec.
- Sensitivity challenging for less abundant modifications.

Solution:

- Immunoprecipitation and Sequencing of the peptides to identify point mutations.

QUANTUM-SI
17

Drug Development



Add drug candidate to cell culture
Co-Immunoprecipitation
Sequence
F L I pY
(+) AKT Phosphorylation
Drug response
(-) AKT Phosphorylation
No drug response
EGFR
IGFR
Ras
IRS
Raf
PI3K
PTEN
MEK
PDK1
AKT
PKC
mTOR
ERK
p70S6K
RSK
S6RP
Cell Line
Library Prep
Loading
Sequencing
Results

How do you identify proteins that interact with target proteins of interest?

Biological & Clinical Challenge:

- New proteins in my pathway?
- How does the complex change in disease?

Technical Challenge:

- Routine, robust, scalable, sensitive tools to discover new proteins and post-translational modifications.

Solution:

- Peptide sequencing to discover new proteins.
- Comparisons between samples to identify new post-translational modifications.

QUANTUM-SI
18

 Single Molecule, Single Atom Detection     1,000,000+ Protein Variations!  Biological & Clinical Challenge:A protein’s modifications determine its function.What biomarkers can we discover?Technical Challenge:Impossible technical challenge to generate affinity reagents to ALL PTMs in context (over 1 million).Solution:Q-Si detects modifications without a priori knowledge.Powerful new method for comparing disease & treatment states to find biomarkers.Kinetics enable the detection of post-translational modifications; oxidation, phosphorylation, glycosylation (in the penultimate amino acids).           L0.93 s   M0.17 s     L0.28 s  No a priori knowledge needed to detect new biological markers.  The oxidation of the penultimate residue is detected by a reduction in the average pulse duration of the N-terminal recognizer (as well as by the blocking of recognition of methionine when it becomes the N-terminal amino acid, as sequencing proceeds).  19  Biological Challenge:Proteoforms are a potentially rich source of clinically relevant information and new biomarkersTechnical Challenge:Open ended questions, so can’t develop affinity reagents at start.Solution:Q-Si Sequencing is powerful for comparing biological states (eg disease & treatment) for proteoform-based biomarkers.Rich untapped biomarker opportunity.

Proteomics Core on Your Benchtop



Gel purified protein
What is the second band?



Buy $200k benchtop MALDI?
Send out sample to MassSpec core?



Can do a Western.
But no Antibody identifies it or explains the difference.



Sequence with convenient, easy to own benchtop box



Gel Band
Library Prep
Loading
Sequencing
Results

Sequence Proteins Like we Sequence DNA

Biological & Clinical Challenge:

- What is this protein?
- How is it modified?

Technical Challenge:

- Weeks waiting for answers from a mass spec core facility.
- Antibodies don't provide new insights.

Solution:

- Discover new proteins of interest.
- Identify new protein variations and post-translational modification.

20

Future of Therapy Selection


MTA1
MDM2
p53
VEGFR
P16 kinase

Immunoprecipitate 5-10 proteins from biopsy

AVROK LABORATORIES


F L Y I

Sequence

Radiation therapy

Chemotherapy


Tissue / Biofluid
Library Prep
Loading
Sequencing
Results

Profiling Cancers to Guide Therapy

Clinical Challenge:

- Survival depends on early correct therapy selection and modifications of treatment regimens.

Technical Challenge:

- Genetic tests detect chromosomal aberrations, not protein alterations.
- Disease instability requires frequent testing & new understanding.

Solution:

- Q-Si Sequencing enables biomarkers select therapy.

QUANTUM-SI
21

Enabling Personalized Medicine


Isolate antigen presenting cells
Elute MHC peptides
incellDx
Sequence
F L Y I
Synthesize personal cancer vaccine
Assess infection (long-haul COVID)
Tissue / Biofluid
Library Prep
Loading
Sequencing
Results

Identify Antigens for Personalized Immunotherapy or to Understand Infection

Clinical Challenge:

- Highly diverse peptides of unknown origin.
- Need to identify modifications.

Technical Challenge:

- Peptides missed by mass spec
- Relevant neoantigens or antigenic pathogens relatively low abundant.

Solution:

- Q-Si sequencing to identify antigen targets.
- Understanding of new Covid Variants.

QUANTUM-SI
22

 Goals for Commercial Launch  ~70% loading of proteome after library prep into 5 to 25 amino acid long peptides200,000+ reads per run, with 10 to 20 reads for each high confidence call5 to 50+ proteins over 3 or 4 logs concentration range

Roadmap for Customer Adoption & Growth



Scaled Production/Supply Chain
Understand
Key Influencers
Early Access
Research Driven
Adoption
Initial Launch
2022
Expand Coverage of Proteome
Product Updates
2023
Clinical Use to
Expand
User Base & Increase Utilization
Portfolio
Expansion
2024
Consumables
Devices
2021
2025

QUANTUM SI
24

to fund work through 2024    ~$470 M   With team members that invented and commercialized the first Next Generation DNA Sequencing and put DNA sequencing on a Semiconductor chip, we are well positioned to launch the World’s First Next-Generation Protein Sequencing  Experienced   team of  150+  QUANTUM SI  25

 Oncology drove Next Generation DNA Sequencing  Immunology, Immuno-oncology & Infectious Disease will drive Next-Gen Protein Sequencing™  QUANTUM SI  26  Catalyst for Success

 The firstto bring Next-Gen DNA Sequencing to market       The visionto bring Moore’s Law to DNA Sequencing  The teamto bring Next-Gen Protein Sequencing™ to the world